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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 1, 1997




                             ARCADIA FINANCIAL LTD.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                       0-20526                   41-1664848
----------------------------    ------------------------      ------------------
(State or other jurisdiction    (Commission file number)       (IRS employer
     of incorporation)                                       identification No.)


         7825 Washington Avenue South, Minneapolis, Minnesota 55439-2435
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 942-9880
                                                     --------------------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

    10.1 First Amendment, dated as of August 9, 1997, to Note Purchase Agreement, dated as of December 3, 1996, among Arcadia Financial Ltd. (formerly known as Olympic Financial Ltd.), Arcadia Receivables Conduit Corp., Receivable Capital Corporation and Bank of America National Trust and Savings Association.

    10.2 First Amendment, dated as of August 4, 1997, to Repurchase Agreement, dated as of December 3, 1996, by and between Arcadia Receivables Conduit Corp. and Arcadia Receivables Finance Corp.

    10.3 First Amendment, dated as of August 4, 1997, to Servicing Agreement, dated as of December 3, 1996, among Arcadia Receivables Conduit Corp., Arcadia Financial Ltd. (formerly known as Olympic Financial Ltd.), in its individual capacity and as Servicer, and Bank of America National Trust and Savings Association.

    10.4 First Amendment, dated as of August 1, 1997, to the Insurance and Indemnity Agreement, dated as of December 3, 1996, among Financial Security Assurance Inc., Arcadia Receivables Conduit Corp., Arcadia Receivables Finance Corp. and Arcadia Financial Ltd. (formerly known as Olympic Financial Ltd.), as Servicer.

    10.5 Amended and Restated Trust Agreement, dated as of July 31, 1997, between Arcadia Receivables Finance Corp. II and Wilmington Trust Company.

    10.6 Amended and Restated Indenture, dated as of July 31, 1997, between Olympic Automobile Receivables Warehouse Trust and Norwest Bank Minnesota, National Association.

    10.7 Amended and Restated Receivables Purchase Agreement and Assignment, dated as of July 31, 1997, between Arcadia Receivables Finance Corp. II and Arcadia Financial Ltd.

    10.8 Amended and Restated Sale and Servicing Agreement, dated as of July 31, 1997, among Olympic Automobile Receivables Warehouse Trust, Arcadia Receivables Finance Corp. II, Arcadia Financial Ltd. and Norwest Bank Minnesota, National Association.

    10.9 Amended and Restated Custodian Agreement, dated as of July 31, 1997, among Arcadia Financial Ltd., Norwest Bank Minnesota, National Association, and Olympic Automobile Receivables Warehouse Trust.

    10.10 Amended and Restated Note Purchase Agreement, dated as of July 31, 1997, among Olympic Automobile Receivables Warehouse Trust, Arcadia Financial Ltd., Delaware Funding Corporation and Morgan Guaranty Trust Company of New York.

    10.11 Amended and Restated Certificate Purchase Agreement, dated as of July 31, 1997, among Olympic Automobile Receivables Warehouse Trust, Arcadia Financial Ltd., each Purchaser (as defined) and Morgan Guaranty Trust Company of New York.

    10.12 Asset Purchase Agreement, dated as of July 31, 1997, among Morgan Guaranty Trust Company of New York and certain parties listed therein.

    10.13 Series 1997-C Supplement, dated as of September 18, 1997, to spread Account Agreement dated as of March 25, 1993, as amended and restated as of June 1, 1997, among Arcadia Financial Ltd., Arcadia Receivables Finance Corp., Financial Security Assurance, Inc., The Chase Manhattan Bank and Norwest Bank Minnesota, National Association.

    10.14 Insurance and Indemnity Agreement, dated as of September 18, 1997, among Financial Security Assurance Inc., Arcadia Automobile Receivables Trust, 1997-C, Arcadia Receivables Finance Corp. and Arcadia Financial Ltd.

    10.15 Form of Indemnification Agreement by and between the Company and certain of its officers and directors.

    23.1      Consent of Ernst & Young LLP.

    23.2      Consent of Dorsey & Whitney LLP.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1, 1997           ARCADIA FINANCIAL LTD.


                         By:        /s/ Richard A. Greenawalt
                              --------------------------------------------
                              Richard A. Greenawalt
                              President and Chief
                               Executive Officer


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                               INDEX TO EXHIBITS



Exhibit No.                  Description
-----------                  -----------

    10.1 First Amendment, dated as of August 9, 1997, to Note Purchase Agreement, dated as of December 3, 1996, among Arcadia Financial Ltd. (formerly known as Olympic Financial Ltd.), Arcadia Receivables Conduit Corp., Receivable Capital Corporation and Bank of America National Trust and Savings Association.

    10.2 First Amendment, dated as of August 4, 1997, to Repurchase Agreement, dated as of December 3, 1996, by and between Arcadia Receivables Conduit Corp. and Arcadia Receivables Finance Corp.

    10.3 First Amendment, dated as of August 4, 1997, to Servicing Agreement, dated as of December 3, 1996, among Arcadia Receivables Conduit Corp., Arcadia Financial Ltd. (formerly known as Olympic Financial Ltd.), in its individual capacity and as Servicer, and Bank of America National Trust and Savings Association.

    10.4 First Amendment, dated as of August 1, 1997, to the Insurance and Indemnity Agreement, dated as of December 3, 1996, among Financial Security Assurance Inc., Arcadia Receivables Conduit Corp., Arcadia Receivables Finance Corp. and Arcadia Financial Ltd. (formerly known as Olympic Financial Ltd.), as Servicer.

    10.5 Amended and Restated Trust Agreement, dated as of July 31, 1997, between Arcadia Receivables Finance Corp. II and Wilmington Trust Company.

    10.6 Amended and Restated Indenture, dated as of July 31, 1997, between Olympic Automobile Receivables Warehouse Trust and Norwest Bank Minnesota, National Association.

    10.7 Amended and Restated Receivables Purchase Agreement and Assignment, dated as of July 31, 1997, between Arcadia Receivables Finance Corp. II and Arcadia Financial Ltd.

    10.8 Amended and Restated Sale and Servicing Agreement, dated as of July 31, 1997, among Olympic Automobile Receivables Warehouse Trust, Arcadia Receivables Finance Corp. II, Arcadia Financial Ltd. and Norwest Bank Minnesota, National Association.

    10.9 Amended and Restated Custodian Agreement, dated as of July 31, 1997, among Arcadia Financial Ltd., Norwest Bank Minnesota, National Association, and Olympic Automobile Receivables Warehouse Trust.

    10.10 Amended and Restated Note Purchase Agreement, dated as of July 31, 1997, among Olympic Automobile Receivables Warehouse Trust, Arcadia Financial Ltd., Delaware Funding Corporation and Morgan Guaranty Trust Company of New York.

    10.11 Amended and Restated Certificate Purchase Agreement, dated as of July 31, 1997, among Olympic Automobile Receivables Warehouse Trust, Arcadia Financial Ltd., each Purchaser (as defined) and Morgan Guaranty Trust Company of New York.

    10.12 Asset Purchase Agreement, dated as of July 31, 1997, among Morgan Guaranty Trust Company of New York and certain parties listed therein.

    10.13 Series 1997-C Supplement, dated as of September 18, 1997, to spread Account Agreement dated as of March 25, 1993, as amended and restated as of June 1, 1997, among Arcadia Financial Ltd., Arcadia Receivables Finance Corp., Financial Security Assurance, Inc., The Chase Manhattan Bank and Norwest Bank Minnesota, National Association.

    10.14 Insurance and Indemnity Agreement, dated as of September 18, 1997, among Financial Security Assurance Inc., Arcadia Automobile Receivables Trust, 1997-C, Arcadia Receivables Finance Corp. and Arcadia Financial Ltd.

    10.15 Form of Indemnification Agreement by and between the Company and certain of its officers and directors.

    23.1      Consent of Ernst & Young LLP.

    23.2      Consent of Dorsey & Whitney LLP.


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